Exhibit 99.1

Actuant Announces Plans to Divest European Electrical Business; Expects to Report Comparable Fiscal 2010 Results above Prior Guidance

MILWAUKEE--(BUSINESS WIRE)--September 22, 2010--Actuant Corporation (NYSE:ATU) today announced that it plans to divest its European Electrical business, which markets its products primarily under the Kopp brand name. The European Electrical business has previously been reported as part of the Company's Electrical segment. "This planned transaction reflects our proactive portfolio management efforts to focus on platforms where we can create the most shareholder value," said Robert C. Arzbaecher, Actuant Chairman and CEO.

European Electrical (consisting of Kopp and Dresco) designs, manufactures and markets electrical sockets, switches and other tools and consumables predominately for the European Do-It-Yourself (DIY) retail market. It has operations in Germany, Austria and Tunisia, and employs approximately 525 people. Its annual revenues approximate $105 million.

"The Kopp business has a strong brand and market position, a committed workforce, and prospects for future profitable growth,” continued Arzbaecher. “However, we believe that future growth can be more fully realized with an owner focused on the European DIY market. I want to thank the employees for their many contributions under Actuant ownership. During the divestiture process, the European Electrical business will continue to focus on meeting and exceeding customer requirements for high quality electrical products.”

As a result of its divestiture plans, Actuant has conducted an impairment analysis of European Electrical and expects to report a non-cash asset impairment charge in the range of $35-40 million in its fourth quarter operating results. Additionally, European Electrical’s operating results have been removed from continuing operations in Actuant’s Condensed Consolidated Statement of Operations. Historical operating results, adjusted to remove European Electrical from continuing operations, are included in the attachment to this press release.

Actuant will report its fourth quarter and full year 2010 results on September 29. As a result of the non-cash impairment charge and removal of European Electrical results from continuing operations, actual reported results will not be comparable to the sales and diluted earnings per share (EPS) guidance provided in Actuant’s June 17, 2010 third quarter earnings release. On a comparable basis, fourth quarter and full year sales and EPS are expected to be slightly above the high end of the previous guidance range.

A more comprehensive review of fourth quarter and full year 2010 results will be discussed in the Company's fourth quarter earnings release and conference call scheduled for September 29, 2010.

About Actuant

Actuant Corporation is a diversified industrial company with operations in more than 30 countries. The Actuant businesses are leaders in a broad array of niche markets including branded hydraulic and electrical tools and supplies; specialized products and services for energy related industries and highly engineered position and motion control systems. The Company was founded in 1910 and is headquartered in Butler, Wisconsin. Actuant trades on the NYSE under the symbol ATU. For further information on Actuant and its businesses, visit the Company's website at www.actuant.com.

Safe Harbor

Certain of the above comments represent forward-looking statements made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995. Management cautions that these statements are based on current estimates of future performance and are highly dependent upon a variety of factors, which could cause actual results to differ from these estimates. Actuant’s results are also subject to general economic conditions, variation in demand from customers, the impact of geopolitical activity on the economy, continued market acceptance of the Company’s new product introductions, the successful integration of acquisitions, restructuring, operating margin risk due to competitive pricing and operating efficiencies, supply chain risk, material and labor cost increases, foreign currency fluctuations and interest rate risk. See the Company’s Form 10-K filed with the Securities and Exchange Commission for further information regarding risk factors. Actuant disclaims any obligation to publicly update or revise any forward-looking statements as a result of new information, future events or any other reason.

Actuant Corporation
Condensed Consolidated Statements of Operations
(Dollars in thousands except per share amounts)
(Unaudited)

	Three Months Ended				Twelve	Three Months Ended			Nine
	November 30,	February 28,	May 31,	August 31,	Months Ended	November 30,	February 28,	May 31,	Months Ended
	2008	2009	2009	2009	August 31, 2009	2009	2010	2010	May 31, 2010

Net sales	$335,274	$263,709	$257,620	$261,022	$1,117,625	$272,640	$267,438	$310,068	$850,146
Cost of products sold	213,340	175,405	167,861	172,792	729,398	172,517	171,075	193,882	537,474
Gross profit	121,934	88,304	89,759	88,230	388,227	100,123	96,363	116,186	312,672

Selling, administrative and engineering expenses	66,366	66,559	57,522	59,557	250,004	65,303	64,257	69,452	199,012
Restructuring charges	674	2,564	8,218	8,074	19,530	2,777	9,276	1,356	13,409
Impairment charges	26,553	-	4,768	-	31,321	-	-	-	-
Amortization of intangible assets	4,211	4,963	5,112	5,358	19,644	5,435	5,351	5,285	16,071
Operating profit	24,130	14,218	14,139	15,241	67,728	26,608	17,479	40,093	84,180

Financing costs, net	12,235	9,904	9,026	10,684	41,849	8,538	7,798	7,779	24,115
Other expense (income), net	(1,220)	(779)	1,087	198	(714)	281	(234)	315	362
Earnings from continuing operations before income tax expense (benefit)	13,115	5,093	4,026	4,359	26,593	17,789	9,915	31,999	59,703

Income tax expense (benefit)	1,487	(15)	(1,284)	423	611	4,529	2,020	3,706	10,255
Earnings from continuing operations	11,628	5,108	5,310	3,936	25,982	13,260	7,895	28,293	49,448
Earnings (loss) from discontinued operations, net of income taxes	(30)	(1,864)	(22,945)	12,580	(12,259)	(1,406)	(738)	(6,458)	(8,602)
Net earnings (loss)	$11,598	$3,244	$(17,635)	$16,516	$13,723	$11,854	$7,157	$21,835	$40,846

Earnings from continuing operations per share
Basic	$0.21	$0.09	$0.09	$0.06	$0.45	$0.20	$0.12	$0.42	$0.73
Diluted	0.19	0.09	0.09	0.06	0.43	0.19	0.11	0.39	0.69

Earnings (loss) per share
Basic	$0.21	$0.06	$(0.31)	$0.26	$0.24	$0.18	$0.11	$0.32	$0.60
Diluted	0.19	0.06	(0.27)	0.24	0.24	0.17	0.10	0.30	0.57

Weighted average common shares outstanding
Basic	56,022	56,170	56,252	63,742	58,047	67,542	67,595	67,642	67,593
Diluted	64,395	64,256	64,051	71,554	66,064	74,012	74,068	74,389	74,156

ACTUANT CORPORATION
SUPPLEMENTAL UNAUDITED DATA FROM CONTINUING OPERATIONS
(Dollars in thousands)

	FISCAL 2009					FISCAL 2010
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	TOTAL
SALES
INDUSTRIAL SEGMENT	$90,524	$71,682	$62,843	$61,802	$286,851	$65,308	$69,235	$79,744	$214,287
ENERGY SEGMENT	73,982	59,526	62,251	63,731	259,490	64,065	53,862	56,645	174,572
ELECTRICAL SEGMENT	67,383	59,629	56,218	58,758	241,988	54,065	54,927	61,967	170,959
ENGINEERED SOLUTIONS SEGMENT	103,385	72,872	76,308	76,731	329,296	89,202	89,414	111,712	290,328
TOTAL	$335,274	$263,709	$257,620	$261,022	$1,117,625	$272,640	$267,438	$310,068	$850,146

% SALES GROWTH
INDUSTRIAL SEGMENT	4%	-18%	-38%	-37%	-23%	-28%	-3%	27%	-5%
ENERGY SEGMENT	49%	37%	7%	5%	22%	-13%	-10%	-9%	-11%
ELECTRICAL SEGMENT	-22%	-29%	-34%	-21%	-27%	-20%	-8%	10%	-7%
ENGINEERED SOLUTIONS SEGMENT	-23%	-44%	-47%	-37%	-38%	-14%	23%	46%	15%
TOTAL	-6%	-23%	-34%	-26%	-23%	-19%	1%	20%	-1%

OPERATING PROFIT (LOSS)
INDUSTRIAL SEGMENT	$26,107	$15,972	$15,597	$13,692	$71,368	$13,854	$15,847	$20,703	$50,404
ENERGY SEGMENT	15,647	5,895	11,772	11,801	45,115	11,502	5,615	7,326	24,443
ELECTRICAL SEGMENT	4,935	2,663	3,856	3,559	15,012	4,073	5,539	7,309	16,921
ENGINEERED SOLUTIONS SEGMENT	7,865	(2,735)	991	342	6,463	5,481	6,007	13,554	25,042
CORPORATE / GENERAL	(3,197)	(5,013)	(4,815)	(5,042)	(18,066)	(5,471)	(5,561)	(7,351)	(18,383)
TOTAL - EXCLUDING RESTRUCTURING CHARGES	$51,357	$16,782	$27,401	$24,352	$119,892	$29,439	$27,447	$41,541	$98,427
IMPAIRMENT CHARGES	(26,553)	-	(4,768)	-	(31,321)	-	-	-	-
RESTRUCTURING CHARGES	(674)	(2,564)	(8,494)	(9,111)	(20,843)	(2,831)	(9,968)	(1,448)	(14,247)
TOTAL	$24,130	$14,218	$14,139	$15,241	$67,728	$26,608	$17,479	$40,093	$84,180

OPERATING PROFIT %
INDUSTRIAL SEGMENT	28.8%	22.3%	24.8%	22.2%	24.9%	21.2%	22.9%	26.0%	23.5%
ENERGY SEGMENT	21.1%	9.9%	18.9%	18.5%	17.4%	18.0%	10.4%	12.9%	14.0%
ELECTRICAL SEGMENT	7.3%	4.5%	6.9%	6.1%	6.2%	7.5%	10.1%	11.8%	9.9%
ENGINEERED SOLUTIONS SEGMENT	7.6%	-3.8%	1.3%	0.4%	2.0%	6.1%	6.7%	12.1%	8.6%
TOTAL (INCLUDING CORPORATE) - EXCLUDING RESTRUCTURING CHARGES	15.3%	6.4%	10.6%	9.3%	10.7%	10.8%	10.3%	13.4%	11.6%

EBITDA
INDUSTRIAL SEGMENT	$27,139	$17,058	$18,208	$15,322	$77,727	$15,633	$16,639	$21,632	$53,904
ENERGY SEGMENT	21,671	11,492	15,080	16,235	64,478	15,493	10,072	11,353	36,918
ELECTRICAL SEGMENT	6,438	4,113	5,494	5,186	21,231	5,675	6,988	8,632	21,295
ENGINEERED SOLUTIONS SEGMENT	12,417	1,274	3,879	4,953	22,524	8,981	10,168	17,373	36,522
CORPORATE / GENERAL	(3,110)	(4,058)	(4,237)	(4,196)	(15,601)	(4,771)	(4,339)	(6,542)	(15,652)
TOTAL - EXCLUDING RESTRUCTURING CHARGES	$64,555	$29,879	$38,424	$37,500	$170,358	$41,011	$39,528	$52,448	$132,986
IMPAIRMENT CHARGES	(26,553)	-	(4,768)	-	(31,321)	-	-	-	-
RESTRUCTURING CHARGES	(674)	(2,564)	(8,494)	(9,111)	(20,843)	(2,831)	(9,968)	(1,448)	(14,247)
TOTAL	$37,328	$27,315	$25,162	$28,389	$118,194	$38,180	$29,560	$51,000	$118,739

EBITDA %
INDUSTRIAL SEGMENT	30.0%	23.8%	29.0%	24.8%	27.1%	23.9%	24.0%	27.1%	25.2%
ENERGY SEGMENT	29.3%	19.3%	24.2%	25.5%	24.8%	24.2%	18.7%	20.0%	21.1%
ELECTRICAL SEGMENT	9.6%	6.9%	9.8%	8.8%	8.8%	10.5%	12.7%	13.9%	12.5%
ENGINEERED SOLUTIONS SEGMENT	12.0%	1.7%	5.1%	6.5%	6.8%	10.1%	11.4%	15.6%	12.6%
TOTAL (INCLUDING CORPORATE) - EXCLUDING RESTRUCTURING CHARGES	19.3%	11.3%	14.9%	14.4%	15.2%	15.0%	14.8%	16.9%	15.6%

ACTUANT CORPORATION
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES
(Dollars in thousands, except for per share amounts)
	FISCAL 2009					FISCAL 2010
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	TOTAL
OPERATING PROFIT (LOSS), EXCLUDING RESTRUCTURING CHARGES AND IMPAIRMENT CHARGES
INDUSTRIAL SEGMENT
OPERATING PROFIT (GAAP MEASURE)	$26,007	$15,545	$14,633	$11,266	$67,451	$13,676	$10,937	$20,374	$44,987
RESTRUCTURING CHARGES	100	427	964	2,426	3,917	178	4,910	329	5,417
ADJUSTED OPERATING PROFIT (NON-GAAP MEASURE)	$26,107	$15,972	$15,597	$13,692	$71,368	$13,854	$15,847	$20,703	$50,404

ENERGY SEGMENT
OPERATING PROFIT (GAAP MEASURE)	$15,533	$5,976	$11,508	$11,075	$44,092	$11,359	$3,922	$7,203	$22,484
RESTRUCTURING CHARGES	114	(81)	264	726	1,023	143	1,693	123	1,959
ADJUSTED OPERATING PROFIT (NON-GAAP MEASURE)	$15,647	$5,895	$11,772	$11,801	$45,115	$11,502	$5,615	$7,326	$24,443

ELECTRICAL SEGMENT
OPERATING PROFIT (LOSS) (GAAP MEASURE)	$4,900	$1,959	$(4,293)	$762	$3,327	$2,186	$4,373	$6,775	$13,334
RESTRUCTURING CHARGES	35	704	3,381	2,797	6,917	1,887	1,166	534	3,587
IMPAIRMENT CHARGE	-	-	4,768	-	4,768	-	-	-	-
ADJUSTED OPERATING PROFIT (NON-GAAP MEASURE)	$4,935	$2,663	$3,856	$3,559	$15,012	$4,073	$5,539	$7,309	$16,921

ENGINEERED SOLUTIONS
OPERATING PROFIT (LOSS) (GAAP MEASURE)	$(19,113)	$(3,985)	$(2,670)	$(2,664)	$(28,432)	$5,053	$3,995	$13,170	$22,218
RESTRUCTURING CHARGES	425	1,250	3,661	3,006	8,342	428	2,012	384	2,824
IMPAIRMENT CHARGE	26,553	-	-	-	26,553	-	-	-	-
ADJUSTED OPERATING PROFIT (LOSS) (NON-GAAP MEASURE)	$7,865	$(2,735)	$991	$342	$6,463	$5,481	$6,007	$13,554	$25,042

CORPORATE
OPERATING LOSS (GAAP MEASURE)	$(3,197)	$(5,277)	$(5,039)	$(5,198)	$(18,710)	$(5,666)	$(5,748)	$(7,429)	$(18,843)
RESTRUCTURING CHARGES	-	264	224	156	644	195	187	78	460
ADJUSTED OPERATING LOSS (NON-GAAP MEASURE)	$(3,197)	$(5,013)	$(4,815)	$(5,042)	$(18,066)	$(5,471)	$(5,561)	$(7,351)	$(18,383)

NET EARNINGS (LOSS), EXCLUDING RESTRUCTURING CHARGES, IMPAIRMENT CHARGES, INCOME TAX ADJUSTMENTS, DEBT EXTINGUISHMENT CHARGES AND DISCONTINUED OPERATIONS (2)
NET EARNINGS (LOSS) (GAAP MEASURE)	$11,598	$3,244	$(17,635)	$16,516	$13,723	$11,854	$7,157	$21,835	$40,846
RESTRUCTURING CHARGES, NET OF TAX BENEFIT	481	1,553	4,920	6,055	13,009	1,804	6,863	1,069	9,736
IMPAIRMENT CHARGES, NET OF TAX BENEFIT	16,463	-	2,981	-	19,444	-	-	-	-
INCOME TAX ADJUSTMENTS	-	-	-	-	-	-	-	632	632
DEBT EXTINGUISHMENT CHARGES, NET OF TAX BENEFIT	(236)	-	-	1,303	1,067	-	-	-	-
DISCONTINUED OPERATIONS, NET OF TAX BENEFIT	30	1,864	22,945	(12,580)	12,259	1,406	738	1,853	3,997
TOTAL (NON-GAAP MEASURE)	$28,336	$6,661	$13,211	$11,294	$59,502	$15,064	$14,758	$25,389	$55,211

DILUTED EARNINGS (LOSS) PER SHARE, EXCLUDING RESTRUCTURING CHARGES, IMPAIRMENT CHARGES, INCOME TAX ADJUSTMENTS, DEBT EXTINGUISHMENT CHARGES AND DISCONTINUED OPERATIONS (2)
NET EARNINGS (LOSS) (GAAP MEASURE)	$0.19	0.06	(0.27)	0.24	$0.24	$0.17	$0.10	$0.30	$0.57
RESTRUCTURING CHARGES, NET OF TAX BENEFIT	0.01	0.02	0.08	0.09	0.20	0.02	0.10	0.01	0.13
IMPAIRMENT CHARGES, NET OF TAX BENEFIT	0.26	-	0.05	-	0.29	-	-	-	-
INCOME TAX ADJUSTMENTS	-	-	-	-	-	-	-	0.01	0.01
DEBT EXTINGUISHMENT CHARGES, NET OF TAX BENEFIT	(0.00)	-	-	0.02	0.02	-	-	-	-
DISCONTINUED OPERATIONS, NET OF TAX BENEFIT	-	0.03	0.36	(0.18)	0.19	0.02	0.01	0.03	0.05
TOTAL (NON-GAAP MEASURE)	$0.45	$0.11	$0.22	$0.17	$0.94	$0.21	$0.21	$0.35	$0.76

EBITDA (3)
NET EARNINGS (LOSS) (GAAP MEASURE)	$11,598	$3,244	$(17,635)	$16,516	$13,723	$11,854	$7,157	$21,835	$40,846
FINANCING COSTS, NET	12,235	9,904	9,026	10,684	41,849	8,538	7,798	7,779	24,115
INCOME TAX EXPENSE	1,487	(15)	(1,284)	423	611	4,529	2,020	3,706	10,255
DEPRECIATION & AMORTIZATION	11,978	12,318	12,110	13,346	49,752	11,853	11,847	11,222	34,922
DISCONTINUED OPERATIONS, NET OF TAX BENEFIT	30	1,864	22,945	(12,580)	12,259	1,406	738	6,458	8,602
EBITDA (NON-GAAP MEASURE)	$37,328	$27,315	$25,162	$28,389	$118,194	$38,180	$29,560	$51,000	$118,739
IMPAIRMENT CHARGES	26,553	-	4,768	-	31,321	-	-	-	-
RESTRUCTURING CHARGES	674	2,564	8,494	9,111	20,843	2,831	9,968	1,448	14,247

EBITDA (NON-GAAP MEASURE) - EXCLUDING DISCONTINUED OPERATIONS, IMPAIRMENT AND RESTRUCTURING CHARGES	$64,555	$29,879	$38,424	$37,500	$170,358	$41,011	$39,528	$52,448	$132,986

ACTUANT CORPORATION
FOOTNOTES FOR SUPPLEMENTAL UNAUDITED DATA AND RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES
(Dollars in thousands, except for per share amounts)

FOOTNOTES

NOTE:	The total of the individual quarters may not equal the annual total due to rounding.

(1)	A summary of restructuring charges included in cost of products sold is as follows:

		FISCAL 2009					FISCAL 2010
		Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	TOTAL

	Restructuring - cost of products sold	$-	$-	$276	$1,037	$1,313	$54	$692	$92	$839

(2)

Net earnings and diluted earnings per share excluding restructuring charges, impairment charges, debt extinguishment charges and discontinued operations represent net earnings and diluted earnings per share per the Condensed Consolidated Statements of Earnings net of charges or credits for items to be highlighted for comparability purposes.  These measures should not be considered as an alternative to net earnings or diluted earnings per share as an indicator of the Company's operating performance.  However, this presentation is important to investors for understanding the operating results of the current portfolio of Actuant companies.  The total of the individual components may not equal due to rounding.

(3)

EBITDA represents net earnings before financing costs, net, income tax expense, depreciation & amortization and discontinued operations.  EBITDA is not a calculation based upon generally accepted accounting principles (GAAP).  The amounts included in the EBITDA calculation, however, are derived from amounts included in the Condensed Consolidated Statements of Earnings data. EBITDA should not be considered as an alternative to net earnings or operating profit as an indicator of the Company's operating performance, or as an alternative to operating cash flows as a measure of liquidity.  Actuant has presented EBITDA because it regularly reviews this as a measure of the company's ability to incur and service debt.  In addition, EBITDA is used by many of our investors and lenders, and is presented as a convenience to them.  However, the EBITDA measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.  The total of the individual quarters may not equal the annual total due to rounding.

CONTACT:
Actuant Corporation
Karen Bauer
Director, Investor Relations
262-373-7462